EXECUTION VERSION

INCREMENTAL TERM LOAN AMENDMENT AND
REFINANCING AMENDMENT NO. 2 TO CREDIT AGREEMENT
INCREMENTAL TERM LOAN AMENDMENT AND REFINANCING AMENDMENT NO. 2, dated as of December 27, 2019 (this “Amendment”), among Energizer Holdings, Inc., a Missouri corporation (the “Borrower”), the other Loan Parties party hereto, the lenders party hereto, as 2019 Incremental Term Lenders (in such capacity, the “2019 Incremental Term Lenders”), the lenders party hereto, as 2019 Refinancing Term Lenders (in such capacity, the “2019 Refinancing Term Lenders” and, together with the 2019 Incremental Term Lenders, the “2019 Term A Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent.
WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 17, 2018 (as amended by Amendment No. 1 to Credit Agreement dated June 10, 2019 and as further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to giving effect to this Amendment, the “Credit Agreement”), among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent;
WHEREAS, the Borrower, the Administrative Agent and the 2019 Term A Lenders desire to amend the Credit Agreement pursuant to amendments authorized by, (i) with respect to the 2019 Incremental Term Loans (as defined below), Section 2.05(b) of the Credit Agreement to permit the borrowing of the 2019 Incremental Term Loans and (ii) with respect to the 2019 Refinancing Term Loans (as defined below), Section 2.22 of the Credit Agreement to permit the borrowing of the 2019 Refinancing Term Loan;
WHEREAS, the Borrower desires to obtain (i) Incremental Term Loans (as defined in the Credit Agreement) in an aggregate principal amount of $300,000,000 (the “2019 Incremental Term Loans”) and (ii) Refinancing Term Loans (as defined in the Credit Agreement) in an aggregate principal amount of $65,000,000 (the “2019 Refinancing Term Loans” and, together with the 2019 Incremental Term Loans, the “2019 Term A Loans”);
WHEREAS, the proceeds of the 2019 Term A Loans shall be used (i) in the case of the 2019 Incremental Term Loans only, to repay in part Term B Loans of the Borrower outstanding under the Credit Agreement on the Amendment No. 2 Effective Date (as defined below), (ii) in the case of the 2019 Refinancing Term Loans only, to repay in full the Term A Loans outstanding under the Credit Agreement on the Amendment No. 2 Effective Date (the “Existing Term A Loans”), (iii) to pay fees and expenses incurred in connection with the foregoing and (iv) for general corporate purposes; and
WHEREAS, the (i) 2019 Incremental Term Lenders have agreed to provide the 2019 Incremental Term Loans and (ii) the 2019 Refinancing Term Lenders have agreed to provide the 2019 Refinancing Term Loans, in each case in accordance with the terms and conditions set forth in this Amendment and in the Amended Credit Agreement (as hereinafter defined);
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. The rules of construction and other interpretive provisions specified in Article 1 of the Amended Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.
(b)    As used in this Amendment, the following terms have the meanings specified below:
“Amended Credit Agreement” means the Credit Agreement, as amended by this Amendment.
“Amendment No. 2 Effective Date” has the meaning provided in Section 8 hereof.
“2019 Incremental Term Loan Commitments” means, in the case of each 2019 Incremental Term Lender, the amount set forth opposite such 2019 Incremental Term Lender’s name on Schedule 1 to this Amendment as such 2019 Incremental Term Lender’s “2019 Incremental Term Loan Commitment”. The aggregate principal amount of all 2019 Incremental Term Loan Commitments as of the Amendment No. 2 Effective Date is $300,000,000.
“2019 Refinancing Term Loan Commitments” means, in the case of each 2019 Refinancing Term Lender, the amount set forth opposite such 2019 Refinancing Term Lender’s name on Schedule 1 to this Amendment as such 2019 Refinancing Term Lender’s “2019 Refinancing Term Loan Commitment”. The aggregate principal amount of all 2019 Refinancing Term Loan Commitments as of the Amendment No. 2 Effective Date is $65,000,000.
“2019 Term Loan A Commitments” means, collectively, the 2019 Incremental Term Loan Commitments and the 2019 Refinancing Term Loan Commitments”.
Section 2. (a) 2019 Incremental Term Loan. On the Amendment No. 2 Effective Date, subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each of the 2019 Incremental Term Lenders jointly but not severally agrees to make an Incremental Term Loan to the Borrower in accordance with this Section 2(a) and the applicable provisions of the Amended Credit Agreement by delivering to the Administrative Agent immediately available funds in an amount equal to its 2019 Incremental Term Loan Commitment in effect on such date.
(b)    Refinancing Term Loan. On the Amendment No. 2 Effective Date, subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each of the 2019 Refinancing Term Lenders jointly but not severally agrees to make a Refinancing Term Loan to the Borrower in accordance with this Section 2(b) and the applicable provisions of the Amended Credit Agreement by delivering to the Administrative Agent immediately available funds in an amount equal to its 2019 Refinancing Term Loan Commitment in effect on such date.
Section 3. Amendment; Expiration of Commitments (a) Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.
(b)    The 2019 Incremental Term Loan Commitments provided for hereunder shall terminate immediately upon the borrowing of the 2019 Incremental Term Loans pursuant to Section 2(a).
(c)    The 2019 Refinancing Term Loan Commitments provided for hereunder shall terminate immediately upon the borrowing of the 2019 Refinancing Term Loans pursuant to Section 2(b).
Section 4. Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (as defined in the Collateral Agreement) on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Collateral Agreement with respect to all of the Secured Obligations. On and as of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby.
Section 5. Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants as of the date hereof:
(a)    there shall exist no Default or Unmatured Default; and
(b)    all of the representations in the Amended Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) as of such earlier date.
Section 6. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.
Section 8. Effective Date. The 2019 Term Loan A Commitments shall become effective and each 2019 Term A Lender shall disburse the 2019 Term A Loans to be made by it pursuant to Section 2 of this Amendment on the date (the “Amendment No. 2 Effective Date”) when each of the following conditions shall have been satisfied:
(a)    the Arrangers with respect to the 2019 Term A Loans shall have received all fees and other amounts due and payable on or prior to such date including: (i) fees, disbursements and charges of counsel to such Arrangers under Section 10.07 of the Amended Credit Agreement, including to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder and (ii) all fees due and payable to such Arrangers on such date in connection with the 2019 Term A Loans and the agreements of the 2019 Term A Lenders and such Arrangers hereunder;
(b)    the conditions set forth in Section 5.03 of the Credit Agreement shall be satisfied on and as of the Amendment No. 2 Effective Date, both immediately prior to and immediately after giving effect to the transactions contemplated by this Amendment;
(c)    the Administrative Agent shall have received:
(i)    a duly executed Borrowing/Election Notice signed by an Authorized Officer of the Borrower with respect to the 2019 Incremental Term Loans and the 2019 Refinancing Term Loans;
(ii)    the written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the 2019 Term A Lenders, in substantially a form and containing assumptions and qualifications acceptable to the Administrative Agent and its counsel;
(iii)    copies of the Certificate of Incorporation (or other equivalent governing document) of each Loan Party, together with all amendments and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation;
(iv)    copies, certified by the Secretary or Assistant Secretary of each of the Loan Parties, of its By-Laws (or other equivalent governing document) and of its Board of Directors’ (or similar body) resolutions authorizing the execution of the Loan Documents entered into by it;
(v)    an incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Loan Parties, which shall identify by name and title and bear the original or facsimile signature of the officers of the Loan Parties authorized to sign this Amendment and the officers of the Borrower authorized to make borrowings hereunder, upon which certificate the 2019 Term A Lenders shall be entitled to rely until informed of any change in writing by the Borrower; and
(vi)    a certificate in form and substance satisfactory to the Administrative Agent signed by an Authorized Officer of the Borrower and dated as of the Amendment No. 2 Effective Date, certifying as to the satisfaction of the condition set forth in Section 8(b) of this Amendment;
(d)    the Administrative Agent shall have received all documentation and other information with respect to the Target reasonably requested by the 2019 Term A Lenders that is required for compliance with the Patriot Act or other “know your customer” and anti-money laundering rules and regulations (which requested information shall have been received at least five (5) Business Days prior to the Amendment No. 2 Effective Date to the extent requested by the Lenders at least ten (10) Business Days prior to the Amendment No. 2 Effective Date);
(e)    the Administrative Agent shall have received at least one (1) Business Day prior to the Amendment No. 2 Effective Date a prepayment notice as required by Section 2.04(a)(i) of the Credit Agreement with respect to the Term B Loans to be prepaid pursuant to the following clause (f);
(f)    substantially concurrently with the initial funding of the 2019 Term A Loans on the Amendment No. 2 Effective Date, (i) Term B Loans in an aggregate principal amount of at least $300,000,000 (together with accrued and unpaid interest thereon) shall be prepaid and (ii) the Existing Term A Loans (together with accrued and unpaid interest thereon) shall be refinanced in full.
Section 9. Miscellaneous. For the avoidance of doubt, (i) this Amendment constitutes a Loan Document, (ii) for purposes of the Amended Credit Agreement and the other Loan Documents, (A) the 2019 Incremental Term Loans constitute Loans, Term Loans, Term A Loans and Incremental Term Loans, (B) the 2019 Incremental Term Loan Commitments constitute Commitments, Term Loan A Commitments and Incremental Term Commitments, (C) the 2019 Incremental Term Lenders constitute Lenders, Term Lenders, Term A Lenders and Incremental Lenders, (D) the 2019 Refinancing Term Loans constitute Loans, Term Loans, Term A Loans and Refinancing Term Loans, (E) the 2019 Refinancing Term Loan Commitments constitute Commitments, Term Loan A Commitments and Refinancing Term Commitments and (F) the 2019 Refinancing Term Lenders constitute Lenders, Term Lenders and Term A Lenders, (iii) in entering this Amendment, each 2019 Term A Lender is acting as a Lender for the purposes of the Amended Credit Agreement and the other Loan Documents and (iv) following the repayment of the Existing Term A Loans on the date hereof, the 2019 Term A Loans will constitute the only Term A Loans due and owing under the Amended Credit Agreement and will be subject to the Credit Agreement as amended by this Amendment. Section 10.07 and 10.13(d) of the Credit Agreement is hereby incorporated by reference and shall apply mutatis mutandis as if this Amendment were the Credit Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
ENERGIZER HOLDINGS, INC.

By:
Name:
Title:
ENERGIZER INVESTMENT COMPANY

By:
Name:
Title:
ENERGIZER BRANDS, LLC

By:
Name:
Title:
ENERGIZER, LLC

By:
Name:
Title:
ENERGIZER MANUFACTURING, INC.

By:
Name:
Title:
ENERGIZER INTERNATIONAL, INC.

By:
Name:
Title:
ENERGIZER BRANDS II HOLDING LLC

By:
Name:
Title:
AMERICAN COVERS, LLC

By:
Name:
Title:
CALIFORNIA SCENTS, LLC

By:
Name:
Title:
ASSOCIATED PRODUCTS, LLC

By:
Name:
Title:
ENERGIZER AUTO BRANDS, INC.

By:
Name:
Title:
ENERGIZER AUTO SALES, INC.

By:
Name:
Title:
ENERGIZER AUTO MANUFACTURING, INC.

By:
Name:
Title:
ENERGIZER AUTO, INC.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, 2019 Incremental Term Lender and 2019 Refinancing Term Lender

By:
Name:
Title:

BARCLAYS BANK PLC, as 2019 Incremental Term Lender and 2019 Refinancing Term Lender

By:
Name:
Title:

By:
Name:
Title:

BANK OF AMERICA, N.A., as 2019 Incremental Term Lender and 2019 Refinancing Term Lender

By:
Name:
Title:

MUFG BANK, LTD., as 2019 Incremental Term Lender and 2019 Refinancing Term Lender

By:
Name:
Title:

CITIBANK, N.A., as 2019 Incremental Term Lender and 2019 Refinancing Term Lender

By:
Name:
Title:

By:
Name:
Title:

TD BANK, N.A., as 2019 Incremental Term Lender and 2019 Refinancing Term Lender

By:
Name:
Title:

NORTHERN TRUST CORPORATION, as 2019 Incremental Term Lender and 2019 Refinancing Term Lender

By:
Name:
Title:

Schedule 1
2019 Incremental Term Loan Commitments

Lender	2019 Incremental Term Commitment
JPMorgan Chase Bank, N.A.	$61,643,835.62
Bank of America, N.A.	$61,643,835.62
Citibank, N.A.	$45,205,479.45
MUFG Bank, Ltd.	$45,205,479.45
Barclays Bank PLC	$45,205,479.45
Standard Chartered Bank	$16,438,356.16
TD Bank, N.A.	$12,328,767.12
Northern Trust Corporation	$12,328,767.12
Total	$300,000,000

2019 Refinancing Term Loan Commitments

Lender	2019 Refinancing Term Commitment
JPMorgan Chase Bank, N.A.	$13,356,164.38
Bank of America, N.A.	$13,356,164.38
Citibank, N.A.	$9,794,520.55
MUFG Bank, Ltd.	$9,794,520.55
Barclays Bank PLC	$9,794,520.55
Standard Chartered Bank	$3,561,643.84
TD Bank, N.A.	$2,671,232.88
Northern Trust Corporation	$2,671,232.88
Total	$65,000,000

Exhibit A
[Amendments to Credit Agreement attached]

1